Supplement to the
Fidelity Simplicity RMD Income Fund℠
(formerly Fidelity Income Replacement 2024 Fund℠)
Fidelity Simplicity RMD 2005 Fund℠
(formerly Fidelity Income Replacement 2028 Fund℠)
Fidelity Simplicity RMD 2010 Fund℠
(formerly Fidelity Income Replacement 2032 Fund℠)
Fidelity Simplicity RMD 2015 Fund℠
(formerly Fidelity Income Replacement 2036 Fund℠)
Fidelity Simplicity RMD 2020 Fund℠
(formerly Fidelity Income Replacement 2040 Fund℠)
September 29, 2016
As Revised June 1, 2017
Prospectus

Effective June 12, 2017, shares of the Fidelity Simplicity RMD Funds will be available to new accounts.

Effective June 12, 2017, the following information is removed from the “Fund Summary” section under the “Purchase and Sale of Shares” heading.

Subject to certain limited exceptions described in the “Additional Information about the Purchase and Sale of Shares” section of the prospectus, the fund does not currently accept investments.

Effective June 12, 2017, the following information is removed from the “Shareholder Information” section under the “Additional information about the Purchase and Sale of Shares” heading.

Subject to certain limited exceptions described below, Fidelity Simplicity RMD Income Fund℠, Fidelity Simplicity RMD 2005 Fund℠, Fidelity Simplicity RMD 2010 Fund℠, Fidelity Simplicity RMD 2015 Fund℠, and Fidelity Simplicity RMD 2020 Fund℠ do not currently accept investments in class shares. Existing shareholders may continue (i) to hold their shares (including any shares acquired pursuant to the reinvestment of dividends and capital gain distributions), and (ii) to add to their accounts through the reinvestment of dividends and capital gain distributions paid on shares (including through the Directed Dividends® option).

SRD-17-01 1.9884078.100	June 9, 2017